Exhibit 99.1

MetLife, Inc.

Unaudited Pro Forma Condensed Consolidated Financial Statements

On August 4, 2017, MetLife, Inc. distributed 96,776,670 shares of Brighthouse Financial, Inc.’s (“Brighthouse”) common stock, representing approximately 80.8% of those shares, on a pro rata basis to MetLife, Inc.’s common shareholders (the “Distribution”). The record date for the Distribution was 5:00 p.m., New York City time, on July 19, 2017. MetLife, Inc. common shareholders received one share of Brighthouse common stock for every 11 shares of MetLife, Inc. common stock they owned. MetLife, Inc.’s common shareholders who owned less than 11 shares of common stock, or who would otherwise have received fractional shares, will receive cash. MetLife, Inc. retained 22,996,436 shares of Brighthouse common stock. Brighthouse common stock began trading on The NASDAQ Stock Market LLC under the symbol “BHF” on August 7, 2017.

The following unaudited pro forma condensed consolidated financial statements and accompanying notes present the impact of the Distribution and transactions directly attributable to the Distribution on the historical condensed consolidated financial statements of MetLife, Inc. and its subsidiaries (collectively, “MetLife, Inc.” or the “Company”). Beginning in the third quarter of 2017, Brighthouse’s historical financial results will be reported in MetLife, Inc.’s consolidated financial statements as discontinued operations.

The unaudited pro forma condensed consolidated financial statements include historical unaudited amounts as of June 30, 2017 and for the six months ended June 30, 2017 and audited amounts for the years ended December 31, 2016, 2015 and 2014 for MetLife, Inc. Within the unaudited pro forma condensed consolidated financial statements, the Brighthouse Financial Separation column includes historical amounts reported by MetLife, Inc.’s Brighthouse Financial segment adjusted to exclude the impact of historical intercompany transactions between Brighthouse and MetLife, Inc. subsidiaries that had previously been eliminated in consolidation and to exclude previously allocated corporate overhead costs. Refer to the accompanying footnotes for further information.

The unaudited pro forma condensed consolidated financial statements give effect to the Distribution as if it had occurred on (i) June 30, 2017 for purposes of the unaudited pro forma condensed consolidated balance sheet and (ii) January 1, 2014 for purposes of the unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2017 and for the years ended December 31, 2016, 2015 and 2014. The historical financial information has been adjusted in the unaudited pro forma condensed consolidated financial statements to give effect to pro forma events that are directly attributable to the Distribution and that are factually supportable and are expected to have a continuing impact on MetLife, Inc.’s results of operations. Actual results may differ from pro forma adjustments.

The unaudited pro forma condensed consolidated financial statements, filed as Exhibit 99.1 to the Current Report on Form 8-K, should be read in conjunction with the accompanying notes. In addition, the unaudited pro forma condensed consolidated financial statements were derived in part from, and should be read in conjunction with, the historical unaudited interim condensed consolidated financial statements of MetLife, Inc. included in MetLife, Inc.’s quarterly report on Form 10-Q for the six months ended June 30, 2017 and the historical audited consolidated financial statements of MetLife, Inc. included in MetLife, Inc.’s annual report on Form 10-K for the year ended December 31, 2016.

The unaudited pro forma condensed consolidated financial statements (i) are presented based on information currently available, (ii) are intended for informational purposes only, and (iii) are not intended to reflect the results of operations or the financial position of the Company that would have resulted had the Distribution been effective as of and during the periods presented or the results that may be obtained by the Company in the future. The unaudited pro forma condensed consolidated financial statements as of and for the periods presented do not reflect future events that are not directly attributable to the Distribution and that may occur after the Distribution. Future results may vary significantly from the results reflected in the unaudited pro forma condensed consolidated financial statements.

MetLife, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

June 30, 2017

(In millions, except per share data)

	Historical MetLife, Inc.	Brighthouse Financial Separation (a)	Pro Forma Adjustments	Notes	Pro Forma MetLife, Inc.
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$364,084	$(63,507)	$—		$300,577
Equity securities available-for-sale, at estimated fair value	3,415	(278)	—		3,137
Fair value option securities, at estimated fair value	14,762	—	1,443	(b)	16,205
Mortgage loans	77,572	(10,263)	61	(c)	67,370
Policy loans	11,072	(1,513)	—		9,559
Real estate and real estate joint ventures	9,484	(302)	—		9,182
Other limited partnership interests	6,874	(1,623)	—		5,251
Short-term investments, principally at estimated fair value	7,177	(1,286)	—		5,891
Other invested assets, principally at estimated fair value	19,596	(3,037)	1,438	(d)	17,997

Total investments	514,036	(81,809)	2,942		435,169
Cash and cash equivalents, principally at estimated fair value	17,319	(4,443)	1,798	(e)	14,674
Accrued investment income	3,970	(608)	—		3,362
Premiums, reinsurance and other receivables	26,487	(10,008)	2,602	(c), (d)	19,081
Deferred policy acquisition costs and value of business acquired	25,408	(7,369)	4	(c), (d)	18,043
Current income tax recoverable	66	(1,463)	—		(1,397)
Goodwill	9,385	—	—		9,385
Other assets	8,073	(599)	—		7,474
Separate account assets	320,455	(115,566)	—		204,889

Total assets	$925,199	$(221,865)	$7,346		$710,680

Liabilities and Equity
Liabilities
Future policy benefits	$205,836	$(34,494)	$1,747	(d)	$173,089
Policyholder account balances	216,257	(37,296)	—		178,961
Other policy-related balances	14,708	(1,294)	1,428	(d)	14,842
Policyholder dividends payable	722	(15)	—		707
Policyholder dividend obligation	2,237	—	—		2,237
Payables for collateral under securities loaned and other transactions	33,725	(7,121)	—		26,604
Short-term debt	235	—	—		235
Long-term debt	19,508	(3,016)	—		16,492
Collateral financing arrangements	1,235	—	—		1,235
Junior subordinated debt securities	3,169	—	—		3,169
Deferred income tax liability	10,383	(2,767)	(750)	(c)	6,866
Other liabilities	27,060	(4,763)	2,945	(c), (d)	25,242
Separate account liabilities	320,455	(115,566)	—		204,889

Total liabilities	855,530	(206,332)	5,370		654,568

Equity
MetLife, Inc.’s stockholder’s equity:
Preferred stock, par value $0.01 per share; $2,100 aggregate liquidation preference	—	—	—		—
Common stock, par value $0.01 per share	12	—	—		12
Additional paid-in capital	31,021	—	—		31,021
Retained earnings	35,270	(13,713)	1,976	(f)	23,533
Treasury stock, at cost	(5,284)	—	—		(5,284)
Accumulated other comprehensive income (loss)	8,436	(1,770)	—		6,666

Total MetLife, Inc.’s stockholder’s equity	69,455	(15,483)	1,976		55,948
Noncontrolling interests	214	(50)	—		164

Total equity	69,669	(15,533)	1,976		56,112

Total liabilities and equity	$925,199	$(221,865)	$7,346		$710,680

Book Value per share (g)
Book value per common share	$63.37				$50.66

Book value per common share, excluding accumulated other comprehensive income (loss) other than foreign currency translation adjustment	$51.03				$40.03

Common shares outstanding, end of period	1,063.5				1,063.5

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

MetLife, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Six Months Ended June 30, 2017

(In millions, except per share data)

	Historical MetLife, Inc.	Brighthouse Financial Separation (a)	Pro Forma Adjustments	Notes	Pro Forma MetLife, Inc.
Revenues
Premiums	$19,250	$(704)	$204	(d)	$18,750
Universal life and investment-type product policy fees	4,604	(1,881)	12	(d)	2,735
Net investment income	10,155	(1,581)	33	(d)	8,607
Other revenues	756	(123)	68	(d)	701
Net investment gains (losses)	112	55	—		167
Net derivative gains (losses)	(1,363)	891	—		(472)

Total revenues	33,514	(3,343)	317		30,488

Expenses
Policyholder benefits and claims	20,161	(1,884)	187	(d)	18,464
Interest credited to policyholder account balances	3,274	(531)	(28)	(d)	2,715
Policyholder dividends	637	(13)	10	(d)	634
Other expenses	7,623	(713)	(456)	(d), (h), (i)	6,454

Total expenses	31,695	(3,141)	(287)		28,267

Income (loss) before provision for income tax	1,819	(202)	604		2,221
Provision for income tax expense (benefit)	103	13	211	(j)	327

Net income (loss)	1,716	(215)	393		1,894
Less: Net income (loss) attributable to noncontrolling interests	6	—	—		6

Net income (loss) attributable to MetLife, Inc.	1,710	(215)	393		1,888
Less: Preferred stock dividends	52	—	—		52

Net Income (loss) available to MetLife, Inc.’s common shareholders	$1,658	$(215)	$393		$1,836

Earnings per share
Net Income (loss) available to MetLife, Inc.’s common shareholders per common share:
Basic	$1.53				$1.70

Diluted	$1.52				$1.68

Weighted average shares of common stock outstanding per common share:
Basic	1,082.1				1,082.1

Diluted	1,090.4				1,090.4

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

MetLife, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2016

(In millions, except per share data)

	Historical MetLife, Inc.	Brighthouse Financial Separation (a)	Pro Forma Adjustments	Notes	Pro Forma MetLife, Inc.
Revenues
Premiums	$39,153	$(1,954)	$491	(d)	$37,690
Universal life and investment-type product policy fees	9,206	(3,724)	17	(d)	5,499
Net investment income	19,947	(3,257)	65	(d)	16,755
Other revenues	1,759	(75)	(4)	(d)	1,680
Net investment gains (losses)	171	77	—		248
Net derivative gains (losses)	(6,760)	5,886	(35)	(d)	(909)

Total revenues	63,476	(3,047)	534		60,963

Expenses
Policyholder benefits and claims	40,804	(4,487)	429	(d)	36,746
Interest credited to policyholder account balances	6,282	(1,107)	(58)	(d)	5,117
Policyholder dividends	1,256	(34)	27	(d)	1,249
Goodwill impairment	260	(260)	—		—
Other expenses	15,069	(851)	230	(d), (h), (i)	14,448

Total expenses	63,671	(6,739)	628		57,560

Income (loss) from continuing operations before provision for income tax	(195)	3,692	(94)		3,403
Provision for income tax expense (benefit)	(999)	1,440	(33)	(j)	408

Income (loss) from continuing operations, net of income tax	804	2,252	(61)		2,995
Less: Income (loss) from continuing operations attributable to noncontrolling interests	4	—	—		4

Income (loss) from continuing operations attributable to MetLife, Inc.	800	2,252	(61)		2,991
Less: Preferred stock dividends	103	—	—		103

Income (loss) from continuing operations, net of income tax, available to MetLife, Inc.’s common shareholders	$697	$2,252	$(61)		$2,888

Earnings per share
Income (loss) from continuing operations, net of income taxes, available to MetLife, Inc.’s common shareholders per common share:
Basic	$0.63				$2.62

Diluted	$0.63				$2.60

Weighted average shares of common stock outstanding per common share:
Basic	1,100.5				1,100.5

Diluted	1,108.5				1,108.5

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

MetLife, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2015

(In millions, except per share data)

	Historical MetLife, Inc.	Brighthouse Financial Separation (a)	Pro Forma Adjustments	Notes	Pro Forma MetLife, Inc.
Revenues
Premiums	$38,545	$(2,135)	$243	(d)	$36,653
Universal life and investment-type product policy fees	9,507	(3,936)	(4)	(d)	5,567
Net investment income	19,281	(3,119)	63	(d)	16,225
Other revenues	1,983	(58)	(1)	(d)	1,924
Net investment gains (losses)	597	(6)	—		591
Net derivative gains (losses)	38	508	(18)	(d)	528

Total revenues	69,951	(8,746)	283		61,488

Expenses
Policyholder benefits and claims	38,714	(3,609)	195	(d)	35,300
Interest credited to policyholder account balances	5,610	(1,195)	(63)	(d)	4,352
Policyholder dividends	1,388	(32)	25	(d)	1,381
Other expenses	16,769	(1,538)	128	(d), (h)	15,359

Total expenses	62,481	(6,374)	285		56,392

Income (loss) from continuing operations before provision for income tax	7,470	(2,372)	(2)		5,096
Provision for income tax expense (benefit)	2,148	(661)	(1)	(j)	1,486

Income (loss) from continuing operations, net of income tax	5,322	(1,711)	(1)		3,610
Less: Income (loss) from continuing operations attributable to noncontrolling interests	12	—	—		12

Income (loss) from continuing operations attributable to MetLife, Inc.	5,310	(1,711)	(1)		3,598
Less: Preferred stock dividends	116	—	—		116
Preferred stock repurchase premium	42	—	—		42

Income (loss) from continuing operations, net of income tax, available to MetLife, Inc.’s common shareholders	$5,152	$(1,711)	$(1)		$3,440

Earnings per share
Income (loss) from continuing operations, net of income taxes, available to MetLife, Inc.’s common shareholders per common share:
Basic	$4.61				$3.08

Diluted	$4.57				$3.05

Weighted average shares of common stock outstanding per common share:
Basic	1,117.8				1,117.8

Diluted	1,128.3				1,128.3

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

MetLife, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2014

(In millions, except per share data)

	Historical MetLife, Inc.	Brighthouse Financial Separation (a)	Pro Forma Adjustments	Notes	Pro Forma MetLife, Inc.
Revenues
Premiums	$39,067	$(2,097)	$436	(d)	$37,406
Universal life and investment-type product policy fees	9,946	(4,122)	(129)	(d)	5,695
Net investment income	21,153	(3,067)	—		18,086
Other revenues	2,030	(69)	5	(d)	1,966
Net investment gains (losses)	(197)	484	—		287
Net derivative gains (losses)	1,317	(595)	63	(d)	785

Total revenues	73,316	(9,466)	375		64,225

Expenses
Policyholder benefits and claims	39,102	(3,709)	250	(d)	35,643
Interest credited to policyholder account balances	6,943	(1,217)	(61)	(d)	5,665
Policyholder dividends	1,376	(23)	17	(d)	1,370
Other expenses	17,091	(2,002)	199	(d), (h)	15,288

Total expenses	64,512	(6,951)	405		57,966

Income (loss) from continuing operations before provision for income tax	8,804	(2,515)	(30)		6,259
Provision for income tax expense (benefit)	2,465	(736)	(10)	(j)	1,719

Income (loss) from continuing operations, net of income tax	6,339	(1,779)	(20)		4,540
Less: Income (loss) from continuing operations attributable to noncontrolling interests	27	—	—		27

Income (loss) from continuing operations attributable to MetLife, Inc.	6,312	(1,779)	(20)		4,513
Less: Preferred stock dividends	122	—	—		122

Income (loss) from continuing operations, net of income tax, available to MetLife, Inc.'s common shareholders	$6,190	$(1,779)	$(20)		$4,391

Earnings per share
Income (loss) from continuing operations, net of income taxes, available to MetLife, Inc.’s common shareholders per common share:
Basic	$5.48				$3.89

Diluted	$5.42				$3.85

Weighted average shares of common stock outstanding per common share:
Basic	1,128.7				1,128.7

Diluted	1,142.5				1,142.5

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

MetLife, Inc.

Notes to the Unaudited Pro Forma

Condensed Consolidated Financial Statements

The following pro forma adjustments have been presented in the unaudited pro forma condensed consolidated financial statements.

(a) The Brighthouse Financial Separation column includes historical amounts reported by MetLife, Inc.’s Brighthouse Financial segment adjusted to exclude the impact of historical intercompany transactions between Brighthouse and MetLife, Inc. subsidiaries that had previously been eliminated in consolidation and to exclude previously allocated corporate overhead costs. The effect of the adjustments to the historical Brighthouse Financial segment information is as follows:

	Historical
	Brighthouse		Brighthouse
	Financial		Financial
	Segment	Adjustments	Separation
		(in millions)
At June 30, 2017
Total Assets	$(224,933)	$3,067	$(221,865)
Total Liabilities	$(208,482)	$2,149	$(206,332)
Total Equity	$(16,451)	$968	$(15,483)
For the six months ended June 30, 2017
Total Revenues	$(2,990)	$(353)	$(3,343)
Total Expenses	$(3,380)	$239	$(3,141)
For the year ended December 31, 2016
Total Revenues	$(3,019)	$(28)	$(3,047)
Total Expenses	$(7,321)	$582	$(6,739)
For the year ended December 31, 2015
Total Revenues	$(8,770)	$24	$(8,746)
Total Expenses	$(7,427)	$1,053	$(6,374)
For the year ended December 31, 2014
Total Revenues	$(9,257)	$(209)	$(9,466)
Total Expenses	$(7,980)	$1,029	$(6,951)

(b) Adjustment to reflect MetLife, Inc.’s retained interest of 22,996,436 shares of Brighthouse common stock at the date of the Distribution. For purposes of the unaudited pro forma condensed consolidated balance sheet, the fair value of MetLife, Inc.’s investment in Brighthouse was calculated using the number of shares retained by MetLife, Inc. multiplied by the opening trading price of Brighthouse common stock on August 7, 2017. After the Distribution, MetLife, Inc. will elect the fair value option for the investment and will record any subsequent changes in estimated fair value to net investment gains (losses) in continuing operations. The unaudited pro forma condensed consolidated statements of operations do not include adjustments for the retained interest because MetLife, Inc. cannot determine what the changes in fair value of the retained interest would have been had the Distribution occurred on January 1, 2014.

(c) Adjustments to reflect, at the time of Distribution, i) the recognition of previously deferred gains and asset basis adjustments and the related deferred tax assets and liabilities attributable to prior transactions between MetLife, Inc. and Brighthouse, ii) the recognition of a tax receivable and payable pursuant to tax agreements, iii) the recognition of a payable for certain employee matters and iv) the recognition of net deferred tax liabilities directly attributable to the Distribution.

(d) Adjustments to reflect reinsurance transactions, structured settlement assignment company transactions, distribution service fees, and investment management services fee revenue, including related outstanding balances between MetLife, Inc. and Brighthouse that were previously eliminated in consolidation, but that have a continuing impact on MetLife, Inc. post-Distribution. MetLife, Inc., as an assignment company, assumes structured settlement claim obligations and purchases annuities from Brighthouse to fund the periodic payment claim obligations. MetLife, Inc. also receives fees from Brighthouse for distribution services and investment management services. The adjustments for assignment company transactions impact other invested assets, other policy-related balances, net investment income and policyholder benefits and claims. The adjustments for distribution service fees impact universal life and investment-type product policy fees. The adjustment for investment management services fees impact other revenues.

(e) Adjustment to reflect the cash dividend from Brighthouse to MetLife, Inc. that occurred on August 3, 2017 in connection with the Distribution.

(f) Adjustments to reflect the impact to MetLife, Inc. total equity from the abovementioned pro forma adjustments.

(g) The book value per common share and book value per common share, excluding accumulated other comprehensive income (loss) (“AOCI”) and foreign currency translation adjustment (“FCTA”) are calculated using the common shares outstanding at the end of the period. Equity and book value details are as follows:

	Historical MetLife, Inc.	Pro Forma MetLife, Inc.
	June 30, 2017
	(In millions)
Equity
Total MetLife, Inc.’s stockholders’ equity	$69,455	$55,948
Less: Preferred stock	2,066	2,066

MetLife, Inc.’s common stockholders’ equity	67,389	53,882
Less: Net unrealized investment gains (losses), net of income tax	15,038	13,218
Defined benefit plans adjustment, net of income tax	(1,923)	(1,905)

Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	$54,274	$42,569

Book Value
Book value per common share	$63.37	$50.66
Less: Net unrealized investment gains (losses), net of income tax	14.15	12.42
Defined benefit plans adjustment, net of income tax	(1.81)	(1.79)

Book value per common share, excluding AOCI other than FCTA	$51.03	$40.03

(h) Adjustments to reflect the removal of historical interest expense related to financing arrangements terminated in connection with the Distribution. In addition, the adjustments include $294 million of fees expensed in 2017 to effect the terminations. Together, these adjustments include a $323 million, $107 million, $87 million, and $89 million decrease to other expenses for the six months ended June 30, 2017 and for the years ended December 31, 2016, 2015 and 2014, respectively.

(i) Adjustments to remove non-recurring separation costs that were incurred and included in MetLife, Inc.’s historical statements of operations of $113 million for the six months ended June 30, 2017 and of $212 million for the year ended December 31, 2016. These costs were primarily related to professional services and are not expected to have a continuing impact on MetLife, Inc. post-Distribution.

(j) Adjustments for the income tax impact for pro forma adjustments at the federal statutory tax rate of 35%.